Exhibit 10.8.1

Additional agreement

between

Development Capital Group Inc. Florida corp. 101 Plaza Real South Boca Raton, Florida 33432 and Arcadia International Inc, California Corporation, 14898 Waverly Downs Way, San Diego, CA 92128 as a complement to the main contract made June 1, .2011.

The parties agreed:

To extend the underlying contract for six month from June 1, 2012 to November 30, 2012

DISPATCHER

DEVELOPMENT CAPITAL GROUP INC.

STREET ADDRESS: 101 Plaza Real, Suite 201-B

CITY / STATE, ZIP: Boca Raton, FL 33432

PHONE: 760-840-9409

 ON BEHALF OF DISPATCHER SIGNED BY:

Printed Name Andriy Korobkin

Position Director

Signature

June 26, 2012

 SHIPPER

Arcadia International

STREET ADDRESS: 14898 Waverly Downs Way

CITY / STATE, ZIP: San Diego, CA 92128

PHONE: 619-507-5806

ON BEHALF OF SHIPPER SIGNED BY:

Printed Name Vladimir Shekhtman

Position Owner

Signature

June 26, 2012